DELAWARE GROUP® EQUITY FUNDS IV
Delaware Mid Cap Growth Equity Fund
Delaware Small Cap Growth Fund

IVY FUNDS
Delaware Global Equity Fund II (formerly, Delaware Global Value Equity Fund)
Delaware Ivy Value Fund

(each a “Fund” and together, the “Funds”)

Supplement to the Funds’ Summary and Statutory Prospectuses and
Statements of Additional Information, as amended

At the adjourned Special Shareholder Meeting held on May 6, 2024, Fund shareholders (except those for which the Special Shareholder Meetings have been further adjourned as noted below) approved the agreement and plan of reorganization (each, a “Reorganization” and together, the “Reorganizations”) between each Fund (referred to in the table below as an “Acquired Fund”) and another Delaware Fund by Macquarie® as shown in the table below (each, an “Acquiring Fund”):

Acquired Funds/Classes	Acquiring Funds/Classes
Delaware Mid Cap Growth Equity Fund, a series of Delaware Group Equity Funds IV	Delaware Ivy Mid Cap Growth Fund, a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Class I
Class R	Class R
Class R6	Class R6

Delaware Small Cap Growth Fund, a series of Delaware Group Equity Funds IV	Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds
Class A	Class A
Class C	Class C
Institutional Class	Class I
Class R	Class R

For the Funds listed above, each Reorganization provides for: (a) the acquisition of all of the assets and assumption of all of the liabilities of the Acquired Fund by its respective Acquiring Fund in exchange for shares of such Acquiring Fund; (b) the distribution of such shares to the shareholders of the corresponding Acquired Fund; and (c) the liquidation and termination of such Acquired Fund.

The Reorganizations will take place on or the close of business on June 7, 2024 (Reorganization Date).

The Reorganization Date may also be delayed or occur sooner if unforeseen or unusual circumstances arise or if otherwise determined by an officer of the applicable Acquired Fund and Acquiring Fund to be necessary or appropriate.

Effective one week before the Reorganization Date, each Acquired Fund will close to purchases and exchanges into the Acquired Fund, for both new investors and existing shareholders. Reinvested dividends, capital gains and automatic investment plan purchases may continue until the Reorganization Date.

Prior to the closing of each Reorganization, each Acquired Fund will distribute to its shareholders, in one or more distributions, all of its income and gains (net of available capital loss carryovers) not previously distributed for taxable years ending on or prior to the Reorganization Date.

The Special Shareholder Meetings for Delaware Global Equity Fund II and Delaware Ivy Value Fund have been further adjourned to June 6, 2024.
Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund or acting on a distribution check.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated May 6, 2024.